EXHIBIT 23.1


                          Independent Auditors' Consent


         We  consent  to the  incorporation  by  reference  in the  Registration
Statement of Sigma Designs, Inc. on Form S-8 of our report dated February 26, 1998, appearing in the Annual Report on Form 10- K of Sigma Designs, Inc. for the year ended January 31, 1998.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
August 7, 1998